UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                                                         811-22406

Mirae Asset Discovery Funds

(Exact name of registrant as specified in charter)

1212 Avenue of the Americas, 10th Floor       New York, NY                                     10036

(Address of principal executive offices)                                              (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:                       (212) 205-8300

Date of fiscal year end:         April 30

Date of reporting period:       April 30, 2022

Item 1. Reports to Stockholders.

Mirae Asset Discovery Funds
Annual Report
April 30, 2022
Emerging Markets Fund
Emerging Markets Great Consumer Fund

i

Shareholder Letter (unaudited)	April 30, 2022

Dear Shareholder,
Despite an uncertain time in global markets, I am proud to say that Mirae Asset Global Investments continues in its steadfast commitment to responsible stewardship through our process-driven, concentrated, high conviction Emerging Markets strategies. Our U.S. mutual funds surpassed their 11-year track records on September 24, 2021, our assets under management (AUM) stand at $907 million as of April 30, 2022, we boast zero Portfolio Manager turnover, and we continue to hire talented analysts and marketing professionals. Though markets were turbulent, we made it a priority to stay in front of our shareholders with access, transparency, and content. We value your partnership and remain dedicated to the long-term growth and preservation of your capital. I am proud of our team’s commitment to their rigorous investment process, local due diligence, and fortitude through challenging market environments. This focus has delivered positive performance for our funds** since inception. I believe we are well-positioned, both regarding our funds and as a firm, to emerge from the current market cycle stronger than when we entered it. Not only has the team taken advantage of market dislocations to increase positions in high-conviction investments, but we’ve also made an effort to potentially grow market share both in terms of personnel and AUM. For these reasons, I am confident going into the next fiscal year and the years to come.
After a phenomenal fiscal 2021, where Emerging Market (EM) equities rallied 49.21%, the asset class has pulled back 18.09% in the fiscal year ended April 30, 2022. Three factors have driven this market correction. First, the hawkish pivot from the US Federal Reserve (the “Fed”) in the fourth quarter of 2021 led investors to price in higher interest rates, meaning that investors have adjusted their models with higher costs of capital, translating into lower valuation estimates. This rings especially true for companies that derive their valuation from longer-term growth prospects. Higher interest rates have also translated into a stronger US Dollar, which creates a challenge for EM companies that borrow in hard currency debt. The second key driver for negative performance has come from China. China, which represents roughly 35% of the benchmark by market cap, fell 36.13% over the period. The country has faced various headwinds from a government-driven slowdown of its property sector, to increasing regulatory measures, to facing the Covid-19 Omicron variant with a zero-Covid lockdown policy. Last, EM countries have also felt different outcomes from the war in Ukraine. Russia, which once represented roughly 5% of the asset class, is no longer considered an Emerging Market country. Other countries have felt the fallout in the form of higher commodity prices and inflation. Though these three drivers led to a pullback in the asset class, we believe it has also opened a window of opportunity for active investors.
Looking forward, we have grown cautiously optimistic on the prospects for EM equities — especially compared to other asset classes. Though China continues to suffer through zero-Covid policy lockdowns, the government has toned down regulatory rhetoric, increased consumer credit, softened monetary policy, and increased fiscal spending; all of which should translate into significant pent-up demand for a forthcoming reopening. When looking at the Fed hiking cycle, we note that historically EM equities have outperformed developed market (DM) peers in the 12-month period following an initial hike, as the market “buys the rumor and sells the news”. As an asset class, EM equities are currently trading at a decade-wide discount and should continue to offer higher growth, higher dividends, and similar return profiles to DM equities. Most importantly, EM remains in the nascent stage of a powerful structural change that could lead to significant domestic growth potential for many years to come. By 2025, EM is expected to boast 3.2 billion middle class(1) consumers compared to the 77 million “baby boomers” in the US(2). This trend should be especially supported by China’s push for “Common Prosperity.” In terms of risks, we believe the asset class will continue to see unexpected volatility stemming from geopolitics, nationalism, and currency fluctuations. That said, this is a long-term structural story, and our team makes sure to take advantage of those periods in an effort to benefit from their recoveries.
We continue to see a rare combination of attractive valuations, improving growth expectations, and positive reform stories in EM economies. Our investment team continues to find quality management teams focused on building sustainable businesses that take advantage of rising incomes, financial inclusion, changing spending patterns, and consumption. Overall, we are optimistic about the asset class and firmly believe that a selective and active investment strategy is essential for responsibly navigating emerging markets.
Best regards,
Joon Hyuk Heo, CFA
President
Mirae Asset Discovery Funds

(1)   Source: The Brookings Institution, “The Emerging Middle Class in Developing Countries”, 2017
(2)   Source: U.S. Census Bureau, U.S. population born between 1946 and 1964
** The funds may experience negative performance.
There can be no guarantee that any strategy will be successful. All investing involves risk, including potential loss of principal.
MSCI Emerging Markets (EM) Index captures large and mid cap representation across 24 emerging market countries. MSCI World Index captures large and mid cap representation across 23 developed market countries. You cannot invest directly into an index.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2022

Emerging Markets Fund
Manager Commentary
The Emerging Markets Fund (“Fund”) — Class I Shares returned -20.14% for the period May 1, 2021 through April 30, 2022. During the same period, the Fund’s benchmark, the MSCI Emerging Markets Index, returned -18.06%.
On a sector basis, Healthcare and Consumer Discretionary were the leading contributors to the Fund’s performance during the fiscal year due to strong stock selection. Communication Services was the largest detractor due to stock selection. Allocation effects and stock selection in Industrials also had a negative impact on relative performance. With regards to country exposure, stock selection and an overweight to India was the top contributor to performance. The Fund’s underweight to China also contributed to relative returns. Allocation effects in Singapore had the biggest negative impact. On a stock level, the top contributors were Narayana Hrudayalaya, Sona BLW Precision Forging, and ICICI Bank. The largest detractors were Sea Limited., Riyue Heavy Industry, and X5 Retail Group.
After a remarkable fiscal 2021, where Emerging Market (EM) equities rallied more than 49%, the asset class experienced a pull back of 18% in this fiscal year. The market correction was driven by three factors: (1) the hawkish pivot from the US Fed in the fourth quarter of last year which led to higher interest rates and a stronger US Dollar, making it difficult for EM companies to borrow in hard currency debt, (2) China’s zero-Covid lockdown policy and increasing regulatory measures, and (3) the varying impact on EM countries from the war in Ukraine. Russia, which once represented roughly 5% of the asset class, is no longer considered an EM country. Other countries have felt the fallout in the form of higher commodity prices and inflation.
On a regional basis, we see Latin America and Eastern Europe, the Middle East, and Africa (EEMEA) as under-owned regions, which creates a significant moment for stock pickers to assess overlooked and inefficient regions. We see particularly attractive opportunities in Greece, Saudi Arabia, and in overlooked domestic cyclical names in Brazil. We continue to favor the ASEAN region. With most ASEAN countries having recently relaxed entry rules for international travelers, we believe the region will likely be Asia’s biggest beneficiary of reopening. Moreover, medium- to long-term economic drivers appear to remain intact, supported by an accelerated reopening, record gross domestic product growth, regionalization of trade and investments, and light positioning by foreign investors. Though China continues to suffer through zero-Covid policy lockdowns, the government has toned down regulatory rhetoric, increased consumer credit, softened monetary policy, and increased fiscal spending — all of which should translate into significant pent-up demand when the Chinese economy reopens.
We are cautiously optimistic on EM equities and believe the asset class should continue to offer higher growth, higher dividends, and similar return profiles to developed market equities, while trading at a wide discount. EM equities will likely continue to see unexpected volatility stemming from geopolitics, nationalism, and currency fluctuations. That said, as active managers, we look to take advantage of these periods of economic disruption.
The Fund continues to focus on predictable and enduring investment drivers, such as domestic structural stories, proven business models, and strong management teams. Our Emerging Markets investment strategy continues to be driven by fundamental, bottom-up stock selection. We look to invest in high-quality companies with structural advantages that benefit from broad growth across emerging markets.
Association of Southeast Asia Nations (ASEAN) is the organization of countries in Southeast Asia set up to promote cultural, economic and political development in the region.
Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period.
MSCI Emerging Markets Index captures large and mid cap representation across 26 emerging market countries. You cannot invest directly into an index.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2022

Risk Factors
Equity Securities Risk — Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging Market Risk — Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.
Foreign Securities Risk — Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.
Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2022

INVESTMENT OBJECTIVE
The Emerging Markets Fund (“the Fund”) seeks to achieve long-term capital growth.
FUND PERFORMANCE (AS OF 4/30/2022)
	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Ten Year	Gross	Net
Class A (MALGX)	(20.37)%	3.88%	3.40%	1.80%	1.40%
Class A (with sales charge)(b)	(24.94)%	2.66%	2.79%	1.80%	1.40%
Class C (MCLGX)	(20.95)%	3.10%	2.62%	2.55%	2.15%
Class C (with sales charge)(c)	(21.68)%	3.10%	2.62%	2.55%	2.15%
Class I (MILGX)	(20.14)%	4.14%	3.65%	1.55%	1.15%
MSCI Emerging Markets Index(d)	(18.06)%	4.69%	3.26%
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*
*
The chart represents historical performance of a hypothetical investment of  $10,000 in the Emerging Markets Fund and reflects the reinvestment of dividends and capital gains in the Fund.

(a)
The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2021. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2022, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2022 can be found in the financial highlights.

(b)
Reflects the 5.75% maximum sales charge.

(c)
Reflects the 1.00% maximum deferred sales charge.

(d)
MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee waivers or reimbursements during the applicable periods. If such fee waivers or reimbursements had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2022

Emerging Markets Great Consumer Fund
Manager Commentary
The Emerging Markets Great Consumer Fund (“Fund”) — Class I Shares contracted -31.34% for the period May 1, 2021 through April 30, 2022. During the same period, the Fund’s benchmark, the MSCI Emerging Markets Index, fell 18.06%.
On a sector basis, Healthcare and Real Estate were the leading contributors to the Fund’s performance during the fiscal year due to both stock selection and allocation effects. The Fund’s overweight to the Consumer Discretionary sector was the largest detractor from relative performance. Consumer Discretionary includes various high growth sub-segments such as electric vehicle producers, internet platforms, and tourism companies, whose valuations were impacted by higher interest rates and whose operations were challenged by zero-Covid policies in China. Regarding country exposure, the Fund’s overweight to Indonesia (more than twice the benchmark weight) was a top contributor to relative performance. Allocation effects and stock selection in Mexico also had a positive impact. China and South Korea were the largest detractors to relative results due to stock selection and allocation effects. On a stock level, the top contributors were PT Bank Central Asia, BYD Company, and Al Rajhi Bank. The largest detractors were Galaxy Entertainment, China Tourism, and New Oriental Education & Technology.
After a remarkable fiscal 2021, where Emerging Market (EM) equities rallied more than 49%, the asset class experienced a pull back of 18% in this fiscal year. The market correction was driven by three factors: (1) the hawkish pivot from the US Fed in the fourth quarter of last year which led to higher interest rates and a stronger US Dollar, making it difficult for EM companies to borrow in hard currency debt, (2) China’s zero-Covid lockdown policy and increasing regulatory measures, and (3) the varying impact on EM countries from the war in Ukraine. Russia, which once represented roughly 5% of the asset class, is no longer considered an EM country. Other countries have felt the fallout in the form of higher commodity prices and inflation.
On a regional basis, we see Latin America and Eastern Europe, the Middle East, and Africa (EEMEA) as under-owned regions, which creates a significant moment for stock pickers to assess overlooked and inefficient regions. We see particularly attractive opportunities in Greece, Saudi Arabia, and in overlooked domestic cyclical names in Brazil. We continue to favor the ASEAN region. With most ASEAN countries having recently relaxed entry rules for international travelers, we believe the region will likely be Asia’s biggest beneficiary of reopening. Moreover, medium- to long-term economic drivers appear to remain intact, supported by an accelerated reopening, record gross domestic product growth, regionalization of trade and investments, and light positioning by foreign investors. Though China continues to suffer through zero-Covid policy lockdowns, the government has toned down regulatory rhetoric, increased consumer credit, softened monetary policy, and increased fiscal spending — all of which should translate into significant pent-up demand when the Chinese economy reopens. In addition, China’s push for “Common Prosperity” should help propel more of its citizens into the global middle class.
We are cautiously optimistic on EM equities and believe the asset class should continue to offer higher growth, higher dividends, and similar return profiles to developed market equities, while trading at a wide discount. EM equities will likely continue to see unexpected volatility stemming from geopolitics, nationalism, and currency fluctuations. That said, as active managers, we look to take advantage of these periods of economic disruption.
The Emerging Markets Great Consumer Fund focuses on identifying companies with high-quality management teams and business models that are best placed to benefit from secular growth in domestic spending across emerging markets. Our investment strategy utilizes a fundamental, bottom-up approach to invest in companies that may benefit from such enduring trends and which have shown to possess sustainable competitive advantages, including strong management, product differentiation, a dominant competitive position, pricing power, and balance sheet strength.
Association of Southeast Asia Nations (ASEAN) is the organization of countries in Southeast Asia set up to promote cultural, economic and political development in the region.
Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period.
MSCI Emerging Markets Index captures large and mid cap representation across 26 emerging market countries. You cannot invest directly into an index.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2022

Risk Factors
Equity Securities Risk — Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging Market Risk — Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.
Foreign Securities Risk — Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.
Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2022

INVESTMENT OBJECTIVE
The Emerging Markets Great Consumer Fund (“the Fund”) seeks to achieve long-term capital growth.
FUND PERFORMANCE (AS OF 4/30/2022)
	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Ten Year	Gross	Net
Class A (MECGX)	(31.48)%	4.05%	3.07%	1.45%	1.40%
Class A (with sales charge)(b)	(35.42)%	2.83%	2.46%	1.45%	1.40%
Class C (MCCGX)	(31.99)%	3.28%	2.30%	2.20%	2.15%
Class C (with sales charge)(c)	(32.61)%	3.28%	2.30%	2.20%	2.15%
Class I (MICGX)	(31.34)%	4.31%	3.31%	1.20%	1.15%
MSCI Emerging Markets Index(d)	(18.06)%	4.69%	3.26%
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*
*
The chart represents historical performance of a hypothetical investment of  $10,000 in the Emerging Markets Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.

(a)
The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2021. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2022, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2022 can be found in the financial highlights.

(b)
Reflects the 5.75% maximum sales charge.

(c)
Reflects the 1.00% maximum deferred sales charge.

(d)
MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee waivers or reimbursements during the applicable periods. If such fee waivers or reimbursements had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds Expense Examples (unaudited)

As a Fund shareholder, you may incur three types of costs: (1) transaction costs, including wire redemption fees and sales charges, as applicable; (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and (3) other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at November 1, 2021 and held for the entire period from November 1, 2021 through April 30, 2022.
The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund and share class in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your expenses would have been higher.
Fund		Beginning Account Value 11/1/21	Actual Ending Account Value 4/30/22	Hypothetical Ending Account Value 4/30/22	Actual Expenses Paid During Period 11/1/21 – 4/30/22(1)	Hypothetical Expenses Paid During Period 11/1/21 – 4/30/22(1)	Annualized Expense Ratio During Period 11/1/21 – 4/30/22
Emerging Markets Fund	Class A	$1,000.00	$781.10	$1,017.85	$6.18	$7.00	1.40%
	Class C	1,000.00	778.50	1,014.13	9.48	10.74	2.15%
	Class I	1,000.00	782.70	1,019.09	5.08	5.76	1.15%
Emerging Markets Great Consumer Fund	Class A	1,000.00	737.10	1,017.85	6.03	7.00	1.40%
	Class C	1,000.00	734.60	1,014.13	9.25	10.74	2.15%
	Class I	1,000.00	738.00	1,019.09	4.96	5.76	1.15%

(1)
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one-half year period).

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2022

	Shares	Value
Common Stocks (96.5%)
AIA Group Ltd. (Insurance)	59,800	$584,256
AL Rajhi Bank (Banks)	16,477	770,141
Alibaba Group Holding Ltd.* (Internet & Direct Marketing Retail)	102,280	1,250,078
Alpha Services and Holdings SA* (Banks)	407,351	457,527
Banco Bradesco SA, Preference Shares (Banks)	106,920	390,833
BYD Co. Ltd., Class H (Automobiles)	7,000	205,670
China International Travel Service Corp. Ltd., Class A (Hotels, Restaurants & Leisure)	24,100	651,669
Clicks Group Ltd. (Food & Staples Retailing)	20,700	407,608
Dalmia Bharat Ltd. (Construction Materials)	26,020	512,384
FirstRand Ltd. (Diversified Financial Services)	87,295	376,175
Frontera Energy Corp.* (Oil, Gas & Consumable Fuels)	39,400	424,213
GAIL India Ltd. (Gas Utilities)	456,608	945,709
Ganfeng Lithium Co. Ltd., Class H (Metals & Mining)	56,800	681,534
Grab Holdings Ltd.* (Road & Rail)	106,363	313,771
Grupo Financiero Banorte Sab de CV (Banks)	85,100	561,032
Halyk Savings Bank of Kazakhstan JSC GDR (Banks)	30,450	297,583
HDFC Bank Ltd. (Banks)	45,297	813,398
Hindalco Industries Ltd. (Metals & Mining)	45,295	281,782
Hyundai Motor Co. (Automobiles)	5,838	848,409
ICICI Bank Ltd. (Banks)	185,412	1,791,057
IHH Healthcare Berhad (Health Care Providers & Services)	1,148,900	1,731,183
Infosys Ltd. (IT Services)	36,998	750,754
Jahez International Co.* (Internet & Direct Marketing Retail)	698	206,458
JD.com, Inc., Class A* (Internet & Direct Marketing Retail)	32,142	1,001,907
Kasikornbank Public Co. Ltd. NVDR (Banks)	160,000	708,846
Lemon Tree Hotels Ltd.* (Hotels, Restaurants & Leisure)	761,560	654,760
LG Chem Ltd. (Chemicals)	1,610	646,806
Locaweb Servicos de Internet SA (IT Services)	122,900	179,500
Lojas Renner SA (Multiline Retail)	75,214	363,031
LONGi Green Energy Technology Co. Ltd. (Semiconductors & Semiconductor Equipment)	65,997	667,966
Mahindra & Mahindra Ltd. (Automobiles)	83,957	1,005,807
Mando Corp. (Auto Components)	13,956	591,977
Marico, Ltd. (Food Products)	132,430	898,559
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	10,000	274,060
Meituan, Class B* (Internet & Direct Marketing Retail)	78,600	1,687,112
MercadoLibre, Inc.* (Internet & Direct Marketing Retail)	481	468,316
Mr. Price Group Ltd. (Specialty Retail)	32,211	436,211
Narayana Hrudayalaya Ltd.* (Health Care Providers & Services)	104,442	951,830
NAVER Corp. (Interactive Media & Services)	2,312	523,063
Network International Holdings PLC* (IT Services)	100,833	327,523
Novatek PJSC GDR(a) (Oil, Gas & Consumable Fuels)	2,247	—
NU Holdings Ltd., Class A* (Banks)	16,850	101,269
Ozon Holdings PLC ADR*(a)(b) (Internet & Direct Marketing Retail)	12,600	—
Phu Nhuan Jewelry JSC (Textiles, Apparel & Luxury Goods)	225,970	1,060,262
	Shares	Value
POSCO Holdings, Inc. (Metals & Mining)	2,116	$479,559
Prestige Estates Projects, Ltd. (Real Estate Management & Development)	91,156	558,532
Prudential PLC (Insurance)	63,750	782,930
PT Bank Rakyat Indonesia Persero TBK (Banks)	3,800,700	1,263,477
Raia Drogasil SA (Food & Staples Retailing)	91,800	388,489
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	32,475	1,174,348
Riyue Heavy Industry Co., Ltd. (Machinery)	255,994	626,216
Rosneft Oil Co. PJSC GDR(a)(b) (Oil, Gas & Consumable Fuels)	31,700	1
Rumo SA (Road & Rail)	147,017	492,793
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	12,693	674,539
Samsung Electronics Co. Ltd. Pref. (Technology Hardware, Storage & Peripherals)	14,081	657,667
Saudi Tadawul Group Holding Co.* (Capital Markets)	8,710	469,556
Sea Ltd. ADR* (Entertainment)	9,336	772,647
Shinhan Financial Group Co. Ltd. (Banks)	32,887	1,092,657
Sibanye Stillwater, Ltd. (Metals & Mining)	71,700	247,769
Standard Chartered PLC (Banks)	171,550	1,150,855
Suzano SA (Paper & Forest Products)	57,900	585,628
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	102,000	1,862,097
Techtronic Industries Co. Ltd. (Machinery)	45,500	607,469
Tencent Holdings Ltd. (Interactive Media & Services)	37,000	1,735,543
The Saudi National Bank (Banks)	24,100	504,036
Tongwei Co. Ltd., Class A (Food Products)	163,239	999,591
Trip.com Group Ltd. ADR* (Internet & Direct Marketing Retail)	33,941	802,705
Vietnam Technological & Commercial Joint Stock Bank* (Banks)	513,680	978,026
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	174,000	616,884
X5 Retail Group NV GDR(a)(b) (Food & Staples Retailing)	23,720	—
Yandex NV US, Class A*(a) (Interactive Media & Services)	7,580	—
Yandex NV Russia, Class A*(a)(b) (Interactive Media & Services)	2,500	—
Zomato Ltd.* (Internet & Direct Marketing Retail)	112,408	103,079
TOTAL COMMON STOCKS
(Cost $53,840,354)		47,429,122
TOTAL INVESTMENTS
(Cost $53,840,354) – 96.5%		47,429,122
Other Net Assets (Liabilities) – 3.5%		1,727,611
NET ASSETS – 100.0%		$49,156,733

*
Non-income producing security

(a)
Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of April 30, 2022. The total of all such securities represent 0.00% of the net assets of the Fund.

(b)
The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of April 30, 2022, these securities represent 0.00% of the net assets of the fund.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

NVDR
Non Voting Depositary Receipt

Amounts shown as “—” are either $0 or round to $0.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2022

The Emerging Markets Fund invested in the following industries as of April 30, 2022:
	Value	% of Net Assets
Auto Components	$591,977	1.2%
Automobiles	2,059,886	4.1%
Banks	10,880,737	22.2%
Capital Markets	469,556	1.0%
Chemicals	646,806	1.3%
Construction Materials	512,384	1.0%
Diversified Financial Services	376,175	0.8%
Entertainment	772,647	1.6%
Food & Staples Retailing	1,412,981	2.9%
Food Products	1,898,150	3.8%
Gas Utilities	945,709	1.9%
Health Care Providers & Services	2,683,013	5.4%
Hotels, Restaurants & Leisure	1,306,429	2.6%
Insurance	1,367,186	2.8%
Interactive Media & Services	2,258,606	4.6%
Internet & Direct Marketing Retail	5,519,655	11.3%
IT Services	1,257,777	2.6%
Machinery	1,233,685	2.5%
Metals & Mining	1,690,644	3.5%
Multiline Retail	363,031	0.7%
Oil, Gas & Consumable Fuels	1,598,562	3.4%
Paper & Forest Products	585,628	1.2%
Real Estate Management & Development	558,532	1.1%
Road & Rail	806,564	1.6%
Semiconductors & Semiconductor Equipment	2,804,123	5.7%
Specialty Retail	436,211	0.9%
Technology Hardware, Storage & Peripherals	1,332,206	2.7%
Textiles, Apparel & Luxury Goods	1,060,262	2.1%
Other Net Assets	1,727,611	3.5%
Total	$49,156,733	100.0%
The Emerging Markets Fund invested in securities with exposure to the following countries as of April 30, 2022:
	Value	% of Net Assets
Argentina	$468,316	1.0%
Brazil	2,501,543	5.1%
China	10,309,991	21.0%
Colombia	424,213	0.9%
Cyprus	—	—%^
Greece	457,527	0.9%
Hong Kong	2,342,580	4.8%
India	10,441,999	21.2%
Indonesia	1,263,477	2.6%
Kazakhstan	297,583	0.6%
Mexico	1,177,916	2.4%
Russia	1	—%^
Saudi Arabia	1,950,191	4.0%
Singapore	1,086,418	2.2%
South Africa	1,467,763	3.0%
South Korea	7,245,860	14.7%
Taiwan	2,136,157	4.3%
Thailand	708,846	1.4%
United Arab Emirates	327,523	0.7%
United Kingdom	782,930	1.6%
Vietnam	2,038,288	4.1%
Other Net Assets	1,727,611	3.5%
Total	$49,156,733	100.0%

^
Represents less than 0.05%.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2022

	Shares/ Principal	Value
Common Stocks (96.7%)
Airports of Thailand Public Co. Ltd. NVDR* (Transportation Infrastructure)	7,555,200	$14,586,677
AL Rajhi Bank (Banks)	309,993	14,489,198
Alibaba Group Holding Ltd.* (Internet & Direct Marketing Retail)	2,584,400	31,586,827
Alpha Services and Holdings SA* (Banks)	8,278,832	9,298,588
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	460,068	26,533,455
Asian Paints Ltd. (Chemicals)	511,701	21,494,140
Ayala Land, Inc. (Real Estate Management & Development)	17,353,405	10,630,357
Banco Bradesco SA, Preference Shares (Banks)	2,106,830	7,701,262
Bangkok Dusit Medical Services Public Co. Ltd. NVDR (Health Care Providers & Services)	10,874,100	8,140,604
Britannia Industries Ltd. (Food Products)	113,822	4,859,670
BYD Co. Ltd., Class H (Automobiles)	2,183,000	64,139,581
China International Travel Service Corp. Ltd., Class A (Hotels, Restaurants & Leisure)	704,154	19,040,468
Clicks Group Ltd. (Food & Staples Retailing)	416,900	8,209,270
CP All Public Co. Ltd. (Food & Staples Retailing)	12,030,500	22,695,445
FirstRand Ltd. (Diversified Financial Services)	1,729,609	7,453,304
Foshan Haitian Flavouring & Food Co. Ltd., A Shares (Food Products)	542,625	6,679,196
Frontera Energy Corp.* (Oil, Gas & Consumable Fuels)	801,252	8,626,948
Grab Holdings Ltd.* (Road & Rail)	1,683,907	4,967,525
Grupo Financiero Banorte Sab de CV (Banks)	1,651,643	10,888,655
Haier Smart Home Co. Ltd., Class A (Household Durables)	127,180	492,802
Halyk Savings Bank of Kazakhstan JSC GDR (Banks)	622,369	6,082,322
HDFC Bank Ltd. (Banks)	1,475,178	26,489,779
Hindustan Unilever Ltd. (Household Products)	385,984	11,223,611
IHH Healthcare Berhad (Health Care Providers & Services)	7,747,800	11,674,519
Jahez International Co.* (Internet & Direct Marketing Retail)	15,500	4,584,664
JD.com, Inc., Class A* (Internet & Direct Marketing Retail)	34,257	1,067,834
Kakao Corp. (Interactive Media & Services)	417,028	29,073,355
Kasikornbank Public Co. Ltd. NVDR (Banks)	2,918,800	12,931,118
LG Household & Health Care Ltd. (Personal Products)	34,727	24,689,932
Li-Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	8,044,000	62,903,644
Locaweb Servicos de Internet SA (IT Services)	2,331,300	3,404,941
Lojas Renner SA (Multiline Retail)	1,630,548	7,870,064
MercadoLibre, Inc.* (Internet & Direct Marketing Retail)	9,956	9,693,460
Midea Group Co. Ltd., Class A (Household Durables)	2,830,514	24,290,089
Mr. Price Group Ltd. (Specialty Retail)	611,480	8,280,852
NAVER Corp. (Interactive Media & Services)	125,812	28,463,518
Nestle India Ltd. (Food Products)	57,066	13,625,952
Network International Holdings PLC* (IT Services)	2,060,637	6,693,313
NU Holdings Ltd., Class A* (Banks)	321,600	1,932,816
Ozon Holdings PLC ADR*(a)(b) (Internet & Direct Marketing Retail)	221,400	3
PT Bank Central Asia TBK (Banks)	45,266,400	25,320,968
	Shares/ Principal	Value
PT Bank Rakyat Indonesia Persero TBK (Banks)	43,863,800	$14,581,761
PT Telekomunikasi Indonesia Persero TBK (Diversified Telecommunication Services)	24,215,400	7,718,189
Raia Drogasil SA (Food & Staples Retailing)	1,986,500	8,406,680
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	746,104	26,980,318
Rosneft Oil Co. PJSC GDR(a)(b) (Oil, Gas & Consumable Fuels)	764,700	8
Rumo SA (Road & Rail)	2,813,991	9,432,340
Saudi Tadawul Group Holding Co.* (Capital Markets)	172,445	9,296,499
Sea Ltd. ADR* (Entertainment)	23,876	1,975,978
Shanghai International Airport Co. Ltd., Class A* (Transportation Infrastructure)	2,770,879	20,542,688
Sibanye Stillwater, Ltd. (Metals & Mining)	1,125,900	3,890,692
SM Prime Holdings, Inc. (Real Estate Management & Development)	7,390,400	4,940,324
Suzano SA (Paper & Forest Products)	1,179,300	11,928,025
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	422,000	7,703,970
TCS Group Holdings PLC GDR(a)(b) (Banks)	144,770	1
Tencent Holdings Ltd. (Interactive Media & Services)	547,000	25,657,897
The Saudi National Bank (Banks)	485,200	10,147,652
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	3,813,900	13,521,458
X5 Retail Group NV GDR(a)(b) (Food & Staples Retailing)	573,800	6
Xpeng, Inc., A Shares* (Automobiles)	2,086,500	25,963,685
Yandex NV US, Class A*(a) (Interactive Media & Services)	176,301	1
Yandex NV Russia, Class A*(a)(b) (Interactive Media & Services)	53,100	1
Zomato Ltd.* (Internet & Direct Marketing Retail)	1,536,298	1,408,793
TOTAL COMMON STOCKS
(Cost $931,817,491)		826,907,692
Foreign Bond (0.0%)NM
India (0.0%)NM
Britannia Industries Ltd., 5.50%, 6/3/24+	9,985,483	129,346
TOTAL FOREIGN BOND
(Cost $136,982)		129,346
TOTAL INVESTMENTS
(Cost $931,954,473) – 96.7%		827,037,038
Other Net Assets (Liabilities) – 3.3%		28,583,293
NET ASSETS – 100.0%		$855,620,331

*
Non-income producing security

+
The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)
Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of April 30, 2022. The total of all such securities represent 0.00% of the net assets of the Fund.

(b)
The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of April 30, 2022, these securities represent 0.00% of the net assets of the fund.

NM
Not meaningful, amount less than 0.05%

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

NVDR
Non Voting Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2022

The Emerging Markets Great Consumer Fund invested in the following industries as of April 30, 2022:
	Value	% of Net Assets
Automobiles	$90,103,266	10.5%
Banks	139,864,120	16.4%
Capital Markets	9,296,499	1.1%
Chemicals	21,494,140	2.5%
Diversified Financial Services	7,453,304	0.9%
Diversified Telecommunication Services	7,718,189	0.9%
Entertainment	1,975,978	0.2%
Food & Staples Retailing	52,832,859	6.2%
Food Products	25,294,164	3.0%
Health Care Providers & Services	46,348,578	5.5%
Hotels, Restaurants & Leisure	19,040,468	2.2%
Household Durables	24,782,891	2.9%
Household Products	11,223,611	1.3%
Interactive Media & Services	83,194,772	9.7%
Internet & Direct Marketing Retail	48,341,581	5.6%
IT Services	10,098,254	1.2%
Metals & Mining	3,890,692	0.5%
Multiline Retail	7,870,064	0.9%
Oil, Gas & Consumable Fuels	35,607,274	4.1%
Paper & Forest Products	11,928,025	1.4%
Personal Products	24,689,932	2.9%
Real Estate Management & Development	15,570,681	1.8%
Road & Rail	14,399,865	1.7%
Semiconductors & Semiconductor Equipment	7,703,970	0.9%
Specialty Retail	8,280,852	0.9%
Textiles, Apparel & Luxury Goods	62,903,644	7.4%
Transportation Infrastructure	35,129,365	4.1%
Other Net Assets	28,583,293	3.3%
Total	$855,620,331	100.0%
The Emerging Markets Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2022:
	Value	% of Net Assets
Argentina	$9,693,460	1.1%
Brazil	50,676,128	5.9%
China	282,364,711	33.0%
Colombia	8,626,948	1.0%
Cyprus	4	—%^
Greece	9,298,588	1.1%
India	132,745,064	15.5%
Indonesia	47,620,918	5.6%
Kazakhstan	6,082,322	0.7%
Mexico	24,410,113	2.9%
Philippines	15,570,681	1.8%
Russia	16	—%^
Saudi Arabia	38,518,013	4.5%
Singapore	6,943,503	0.8%
South Africa	27,834,118	3.3%
South Korea	93,901,324	11.0%
Taiwan	7,703,970	0.9%
Thailand	58,353,844	6.8%
United Arab Emirates	6,693,313	0.8%
Other Net Assets	28,583,293	3.3%
Total	$855,620,331	100.0%

^
Represents less than 0.05%.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2022

	Emerging Markets Fund	Emerging Markets Great Consumer Fund
Assets:
Investments, at value (Cost $53,840,354 and $931,954,473)	$47,429,122	$827,037,038
Foreign currency, at value (Cost $24,148 and $16,255,572)	27,412	16,278,299
Cash	1,798,203	19,712,724
Dividends and interest receivable	91,039	980,213
Receivable for investments sold	109,664	7
Receivable for capital shares issued	139,674	1,013,919
Reclaims receivable	3,332	7,715
Prepaid expenses	27,600	66,711
Total Assets	49,626,046	865,096,626
Liabilities:
Payable for investments purchased	115,511	2,043,458
Payable for capital shares redeemed	84,733	2,777,558
Payable to Manager	33,655	732,473
Deferred foreign taxes	198,396	3,555,913
Accrued expenses:
Administration	5,754	7,472
Distribution	2,541	16,796
Fund accounting	7,603	13,358
Transfer agent	3,524	94,317
Custodian	9,995	112,442
Legal and audit fees	3,492	51,708
Trustee	1,038	22,111
Printing	819	17,449
Other	2,252	31,240
Total Liabilities	469,313	9,476,295
Net Assets	$49,156,733	$855,620,331
Net Assets consist of:
Paid in Capital	$55,554,661	$1,156,940,843
Total distributable earnings/(accumulated loss)	(6,397,928)	(301,320,512)
Net Assets	$49,156,733	$855,620,331
Net Assets:
Class A	$5,229,042	$28,652,217
Class C	1,670,493	12,011,000
Class I	42,257,198	814,957,114
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class A	458,510	2,263,526
Class C	160,893	1,044,721
Class I	3,614,577	62,539,948
Net Asset Value (redemption price per share):
Class A	$11.40	$12.66
Class C(a)	$10.38	$11.50
Class I	$11.69	$13.03
Maximum Sales Charge:
Class A	5.75%	5.75%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$12.10	$13.43
Amounts shown as “—” are either $0 or round to $0.
(a)
Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2022

	Emerging Markets Fund	Emerging Markets Great Consumer Fund
Investment Income:
Dividend income	$985,100	$14,820,904
Interest income	677	10,890
Foreign tax withholding	(128,910)	(1,568,169)
Total Investment Income	856,867	13,263,625
Expenses:
Manager fees	585,842	14,497,618
Administration fees	70,000	134,567
Distribution fees – Class A	15,383	120,813
Distribution fees – Class C	20,960	183,911
Fund accounting fees	59,524	169,390
Transfer agent fees	23,531	646,163
Custodian fees	68,283	832,445
Trustee fees	7,847	203,778
Legal and audit fees	14,319	258,993
State registration and filing fees	44,180	171,560
Line of credit fees	3,127	26,160
Other fees	20,970	396,801
Total Expenses before fee reductions	933,966	17,642,199
Waivers and/or reimbursements from the Manager	(217,539)	(523,873)
Total Net Expenses	716,427	17,118,326
Net Investment Income (Loss)	140,440	(3,854,701)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments	5,773,371	(185,211,694)
Net realized losses on foreign currency transactions	(157,908)	(1,890,573)
Foreign taxes on realized gains	(637,850)	(2,321,877)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(17,621,410)	(295,467,764)
Net change in foreign taxes on unrealized gains (losses)	67,721	1,481,312
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	(12,576,076)	(483,410,596)
Change in Net Assets Resulting From Operations	$(12,435,636)	$(487,265,297)
See accompanying notes to financial statements

Mirae Asset Discovery Funds Statements of Changes in Net Assets

	Emerging Markets Fund		Emerging Markets Great Consumer Fund
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021
From Investment Activities:
Operations:
Net investment income (loss)	$140,440	$100,906	$(3,854,701)	$(1,432,849)
Net realized gains (losses) on investments	5,773,371	9,478,436	(185,211,694)	131,315,296
Net realized losses on foreign currency transactions	(157,908)	(101,755)	(1,890,573)	(1,246,891)
Foreign taxes on realized gains	(637,850)	(192,360)	(2,321,877)	(2,388,103)
Change in unrealized appreciation/depreciation on investments, foreign currency transactions and foreign taxes	(17,553,689)	16,375,961	(293,986,452)	168,188,225
Change in net assets resulting from operations	(12,435,636)	25,661,188	(487,265,297)	294,435,678
Distributions to Shareholders:
Class A	(509,633)	(43,264)	(3,395,746)	(2,077,572)
Class C	(161,206)	(14,972)	(1,375,091)	(994,998)
Class I	(3,367,713)	(759,071)	(91,007,872)	(45,355,772)
Change in net assets from distributions	(4,038,552)	(817,307)	(95,778,709)	(48,428,342)
Change in net assets from capital transactions	2,676,837	(13,078,178)	(267,220,893)	866,344,588
Change in net assets	(13,797,351)	11,765,703	(850,264,899)	1,112,351,924
Net Assets:
Beginning of period	62,954,084	51,188,381	1,705,885,230	593,533,306
End of period	$49,156,733	$62,954,084	$855,620,331	$1,705,885,230
Capital Transactions:
Class A
Proceeds from shares issued	$4,337,843	$189,906	$14,593,064	$25,188,291
Dividends reinvested	380,276	37,324	3,209,874	2,025,487
Cost of shares redeemed	(1,046,533)	(579,658)	(25,088,608)	(15,337,930)
Class C
Proceeds from shares issued	185,664	135,451	1,087,753	4,959,042
Dividends reinvested	148,576	13,612	1,328,541	965,310
Cost of shares redeemed	(225,278)	(502,678)	(5,483,418)	(4,221,565)
Class I
Proceeds from shares issued	13,494,427	14,042,494	569,568,861	1,035,559,903
Dividends reinvested	2,885,984	622,938	77,464,574	38,548,315
Cost of shares redeemed	(17,484,122)	(27,037,567)	(903,901,534)	(221,342,265)
Change in net assets resulting from capital transactions	$2,676,837	$(13,078,178)	$(267,220,893)	$866,344,588
Share Transactions:
Class A
Issued	276,286	14,206	783,670	1,366,132
Reinvested	28,787	2,607	207,893	103,924
Redeemed	(77,281)	(44,989)	(1,499,447)	(835,933)
Class C
Issued	14,238	9,463	63,389	283,393
Reinvested	12,320	1,026	94,491	53,569
Redeemed	(18,087)	(40,132)	(343,245)	(250,892)
Class I
Issued	949,517	1,027,603	32,570,928	52,921,005
Reinvested	213,303	42,667	4,878,122	1,931,317
Redeemed	(1,174,846)	(2,117,396)	(54,235,749)	(11,496,346)
Change in shares	224,237	(1,104,945)	(17,479,948)	44,076,169
See accompanying notes to financial statements

Mirae Asset Discovery Funds
Financial Highlights for the periods indicated	Selected data for a share of beneficial interest outstanding throughout the periods indicated

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(b)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Net Assets, End of Period (000’s)	Portfolio Turnover(c)
Emerging Markets Fund
Class A
Year Ended April 30, 2022	$15.46	—(d)	(3.01)	(3.01)	—	(1.05)	(1.05)	$11.40	(20.37)%	1.40%	(0.02)%	1.78%	$5,229	106%
Year Ended April 30, 2021	$9.86	—(d)	5.78	5.78	(0.18)	—	(0.18)	$15.46	58.79%	1.40%	(0.02)%	1.80%	$3,566	123%
Year Ended April 30, 2020	$11.64	(0.02)	(1.76)	(1.78)	—	—	—	$9.86	(15.29)%	1.40%	(0.15)%	1.86%	$2,552	95%
Year Ended April 30, 2019	$13.16	0.02	(1.06)	(1.04)	—	(0.48)	(0.48)	$11.64	(7.31)%	1.43%(e)	0.18%	1.87%	$2,898	156%
Year Ended April 30, 2018	$10.80	(0.03)	2.39	2.36	—	—	—	$13.16	21.85%	1.50%	(0.22)%	2.08%	$4,889	72%
Class C
Year Ended April 30, 2022	$14.28	(0.09)	(2.76)	(2.85)	—	(1.05)	(1.05)	$10.38	(20.95)%	2.15%	(0.70)%	2.52%	$1,670	106%
Year Ended April 30, 2021	$9.12	(0.09)	5.34	5.25	(0.09)	—	(0.09)	$14.28	57.69%	2.15%	(0.78)%	2.55%	$2,176	123%
Year Ended April 30, 2020	$10.85	(0.06)	(1.67)	(1.73)	—	—	—	$9.12	(15.94)%	2.15%	(0.53)%	2.60%	$1,661	95%
Year Ended April 30, 2019	$12.40	(0.08)	(0.99)	(1.07)	—	(0.48)	(0.48)	$10.85	(8.01)%	2.18%(e)	(0.78)%	2.69%	$2,466	156%
Year Ended April 30, 2018	$10.26	(0.11)	2.25	2.14	—	—	—	$12.40	20.86%	2.25%	(0.93)%	2.92%	$2,162	72%
Class I
Year Ended April 30, 2022	$15.78	0.04	(3.08)	(3.04)	—	(1.05)	(1.05)	$11.69	(20.14)%	1.15%	0.31%	1.52%	$42,258	106%
Year Ended April 30, 2021	$10.05	0.03	5.91	5.94	(0.21)	—	(0.21)	$15.78	59.28%	1.15%	0.22%	1.55%	$57,212	123%
Year Ended April 30, 2020	$11.84	0.06	(1.85)	(1.79)	—	—	—	$10.05	(15.12)%	1.15%	0.54%	1.60%	$46,976	95%
Year Ended April 30, 2019	$13.39	0.03	(1.07)	(1.04)	(0.03)	(0.48)	(0.51)	$11.84	(7.14)%	1.18%(e)	0.27%	1.66%	$76,438	156%
Year Ended April 30, 2018	$10.96	—(d)	2.43	2.43	—	—	—	$13.39	22.17%	1.25%	0.03%	1.94%	$66,004	72%
Emerging Markets Great Consumer Fund
Class A
Year Ended April 30, 2022	$20.02	(0.09)	(5.98)	(6.07)	—	(1.29)	(1.29)	$12.66	(31.48)%	1.40%	(0.49)%	1.44%	$28,652	71%
Year Ended April 30, 2021	$14.86	(0.07)	6.09	6.02	—	(0.86)	(0.86)	$20.02	40.70%	1.40%	(0.35)%	1.45%	$55,496	49%
Year Ended April 30, 2020	$15.03	—(d)	(0.07)	(0.07)	(0.04)	(0.06)	(0.10)	$14.86	(0.50)%	1.40%	—%(d)	1.58%	$31,766	60%
Year Ended April 30, 2019	$14.89	—(d)	0.14	0.14	—	—	—	$15.03	0.94%	1.43%(e)	—%(d)	1.66%	$27,673	46%
Year Ended April 30, 2018	$11.82	(0.08)	3.15	3.07	—	—	—	$14.89	25.97%	1.50%	(0.53)%	1.78%	$45,145	52%
Class C
Year Ended April 30, 2022	$18.46	(0.20)	(5.47)	(5.67)	—	(1.29)	(1.29)	$11.50	(31.99)%	2.15%	(1.23)%	2.19%	$12,011	71%
Year Ended April 30, 2021	$13.85	(0.19)	5.66	5.47	—	(0.86)	(0.86)	$18.46	39.68%	2.15%	(1.11)%	2.20%	$22,710	49%
Year Ended April 30, 2020	$14.08	(0.08)	(0.09)	(0.17)	—	(0.06)	(0.06)	$13.85	(1.24)%	2.15%	(0.59)%	2.33%	$15,850	60%
Year Ended April 30, 2019	$14.05	(0.12)	0.15	0.03	—	—	—	$14.08	0.21%	2.18%(e)	(0.93)%	2.41%	$18,556	46%
Year Ended April 30, 2018	$11.24	(0.16)	2.97	2.81	—	—	—	$14.05	25.00%	2.25%	(1.20)%	2.53%	$18,221	52%
Class I
Year Ended April 30, 2022	$20.52	(0.04)	(6.16)	(6.20)	—	(1.29)	(1.29)	$13.03	(31.34)%	1.15%	(0.24)%	1.19%	$814,957	71%
Year Ended April 30, 2021	$15.18	(0.02)	6.22	6.20	—	(0.86)	(0.86)	$20.52	41.03%	1.15%	(0.10)%	1.20%	$1,627,679	49%
Year Ended April 30, 2020	$15.34	—(d)	(0.03)	(0.03)	(0.07)	(0.06)	(0.13)	$15.18	(0.23)%	1.15%	0.01%	1.33%	$545,917	60%
Year Ended April 30, 2019	$15.15	—(d)	0.19	0.19	—	—	—	$15.34	1.25%	1.18%(e)	0.03%	1.41%	$336,482	46%
Year Ended April 30, 2018	$12.00	(0.03)	3.18	3.15	—	—	—	$15.15	26.25%	1.25%	(0.23)%	1.53%	$217,808	52%

(a)
Calculated using the average shares method.

(b)
Total Return reflects any fee waivers or reimbursements during the applicable period and would have been lower in their absence.

(c)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)
Amount is less than $0.005 or 0.005%.

(e)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2018 and the higher limit in effect prior to that date.

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2022

1. Organization
Mirae Asset Discovery Funds (the “Trust”) is organized as a Delaware statutory trust pursuant to a Declaration of Trust dated April 7, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). Currently, the Trust consists of two operating series. This report includes information about the following series of the Trust: Emerging Markets Fund and Emerging Markets Great Consumer Fund. Each may be referred to individually as a “Fund” and collectively as the “Funds.” The Emerging Markets Fund and Emerging Markets Great Consumer Fund each have a fiscal year-end of April 30th.
Each Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest of no par value. Each Fund offers three classes of shares: Class A Shares, Class C Shares, and Class I Shares. Class A, Class C and Class I Shares are identical except as to sales charges, distribution and other expenses borne by each class and voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of shares. Class A Shares of the Funds have a maximum sales charge of 5.75% as a percentage of the offering price. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares that are no longer subject to a deferred sales charge may be converted to Class A Shares of the same Fund on the basis of relative net asset values. No sales charges are assessed with respect to Class I Shares of the Funds.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, the Trust expects any risk of loss to be remote.
2. Significant Accounting Policies
The Funds are investment companies and accordingly follow accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investments Companies, as amended. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Actual results could differ from these estimates.
Investment Valuation
The Funds record investments at fair value. Fair value is defined as the value that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.
Equity securities (e.g., preferred and common stocks), exchange-traded funds and rights listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their last sale price on the relevant exchange as of the close of regular trading on that exchange. All equity securities that are not traded on a listed exchange or automated quotation system are valued at the last sale price at the close of the U.S. market (i.e., usually the close of the regular trading on the New York Stock Exchange (“NYSE”)) on each day the NYSE is open for trading. On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security. In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, “fair value” of the security will be determined in accordance with fair value procedures approved by the Board of Trustees of the Trust (the “Board”, and the members thereof, the “Trustees”).
Fixed-income securities are generally valued by using valuation methodologies from an independent pricing service. Such services typically utilize multiple sources in an effort to obtain market color, which includes but is not limited to, observed transactions, credit quality information, perceived market movements, news, and other relevant information. These sources become the building blocks for establishing an effective modeling application, otherwise known as “matrix pricing.” In the absence of available quotations, fixed-income securities will be priced at fair value determined in accordance with fair value procedures approved by the Board.
Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise fair value will be determined in accordance with fair value procedures approved by the Board.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2022

The Funds may invest in American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of depositary receipts, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.
Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of securities issued by exchange-traded open-end investment companies, which are priced as equity securities as described above.
Securities for which market quotations are not readily available (including securities for which Mirae Asset Global Investments (USA) LLC (the “Manager”) determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to valuation procedures approved by the Board. Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates the net asset value. The Manager believes that foreign securities values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by the Manager’s Valuation Committee, in accordance with a valuation policy approved by the Board, to take those factors into account.
Each Fund uses fair value pricing to seek to ensure that such Fund’s net asset value reflects the value of its underlying portfolio securities. There can be no assurance, however, that a fair value used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s net asset value by short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s net asset value by short-term traders.
The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:
■
Level 1 — quoted prices in active markets for identical assets

■
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

■
Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
Pursuant to the valuation procedures noted previously, equity securities, including foreign equity securities, are generally categorized as a Level 1 security in the fair value hierarchy, unless there is a fair valuation event, in which case affected securities are generally categorized as a Level 2 security.
A summary of the valuations as of April 30, 2022, based upon the three levels defined above, are identified below for each Fund.
	Level 1	Level 2	Level 3	Total Investments
Emerging Markets Fund
Common Stock*	$9,406,830	$38,022,291	$1	$47,429,122
Total Investments	$9,406,830	$38,022,291	$1	$47,429,122
	Level 1	Level 2	Level 3	Total Investments
Emerging Markets Great Consumer Fund
Common Stock*	$137,862,744	$689,044,928	$20	$826,907,692
Foreign Bond	—	129,346	—	129,346
Total Investments	$137,862,744	$689,174,274	$20	$827,037,038

*
For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

For the year ended April 30, 2022, the Funds held securities listed as Level 3 investments for which significant unobservable inputs were used to determine fair value. The Russian held investments were fair valued by management, due to the impact of the Ukraine invasion and sanctions on market conditions in Russia. It was determined to value these investments at nil, due to the complications from the

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2022

suspension of local currency. Change in unrealized appreciation (depreciation) on these investments was $(2,025,179) and $(43,331,358) for the Emerging Markets Fund and Emerging Markets Great Consumer Fund, respectively. See the accompanying Schedule of Portfolio Investments for more details.
Foreign Currency Transactions
The Fund’s accounting records are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:
i)
value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii)
purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.
Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. Withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to, if reasonable, undertake any procedural steps required to claim the benefits of such treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.
Investment Transactions and Related Income
Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discount based on effective yield. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income and capital gains on some foreign securities may be subject to foreign withholdings taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.
Allocations
Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.
The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.
Distributions to Shareholders
Each of the Funds intends to declare and distribute net investment income at least annually, if any, and distribute net realized capital gains, if any, annually.
The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net ordinary loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales, tax treatment of passive foreign investment companies (“PFICs”)) do not require a reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.
Federal Income Taxes
Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Each Fund intends to make timely distributions in order to avoid tax liability.
Management of the Funds has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2022

measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in previous tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statements of Operations as incurred. There is no income tax noted as due for the year ended April 30, 2022.
Recent Regulatory and Accounting Pronouncements
In December 2020, the Securities Exchange Commission adopted Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management expects minimal impact on the Funds’ operations, oversight and financial statements. The compliance date for Rule 2a-5 is September 8, 2022.
3. Transactions with Affiliates and other Servicing Arrangements
The Trust, on behalf of each Fund, has entered into an Investment Management Agreement between the Manager and the Trust (the “Investment Management Agreement”). Under this agreement, each Fund pays the Manager a fee, accrued daily and payable monthly at an annualized rate of the average daily net assets of each Fund as listed below:
Emerging Markets Fund	0.99%
Emerging Markets Great Consumer Fund	0.99%
The Manager, with respect to each of the Funds, has entered into a sub-management agreement with Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong” or the “Sub-Manager”) to manage all or a portion of the investments of each Fund. The Funds do not compensate the Sub-Manager. Pursuant to the Sub-Management Agreement, the Manager compensates the Sub-Manager with a portion of the management fee it receives from the Fund, if any, for providing sub-advisory services to such Fund. Such fees are payable monthly at an annualized rate of the average daily net assets of each Fund as follows: 35% of those fees derived from assets allocated to, and managed by, Mirae Asset Hong Kong. Effective on May 13, 2021, the minimum and maximum allocation amounts upon which the Sub-Manager is paid are 30% and 70%, respectively, of the average daily percentage of each Fund’s net assets.
The Manager has contractually agreed to waive advisory expenses and otherwise reimburse expenses of the Funds in order to limit the annual operating expenses (excluding interest expense, taxes, brokerage commissions, acquired fund fees and expenses and certain other Fund expenses) through August 31, 2022 as follows:
	Class A	Class C	Class I
Emerging Markets Fund	1.40%	2.15%	1.15%
Emerging Markets Great Consumer Fund	1.40%	2.15%	1.15%
Waivers and reimbursements under this agreement are accrued daily and paid monthly.
Additionally, pursuant to the expense limitation agreement, each Fund has agreed to repay amounts waived or reimbursed by the Manager with respect to such Fund for a period of up to three fiscal years after such waiver or reimbursement was made. Such repayments are subject to approval by the Board, and are permissible to the extent such repayments would not cause the expenses of a Fund to exceed the limits described above. As of April 30, 2022, the repayments that may potentially be made by the Funds are as follows:
	Expires 4/30/23	Expires 4/30/24	Expires 4/30/25	Total
Emerging Markets Fund	$290,813	$221,218	$217,539	$729,570
Emerging Markets Great Consumer Fund	831,534	569,714	523,873	1,925,121
Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., serves as the Trust’s administrator and fund accounting agent and receives fees for such services in accordance with a master services agreement with the Trust, on behalf of the Funds.
FIS Investor Services LLC (“FIS”) serves as transfer agent for the Funds under a transfer agency agreement and receives fees for its services.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2022

Citi also receives fees for certain additional services and reimbursement for out-of-pocket expenses. Citibank, N.A. serves as custodian for the Funds. For its services as custodian, the Funds pay Citibank, N.A. a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges. Such percentages vary by the jurisdiction in which the assets are held.
The Funds have a committed $75,000,000 line of credit facility with Citibank, N.A., expiring April 21, 2023. Borrowings under this facility bear interest at rates determined at the time of such borrowings, if any. The average loans for the days outstanding and average interest rate for each Fund during the year ended April 30, 2022, were as follows:
	Amount Outstanding at April 30, 2022	Average Borrowings*	Days Outstanding	Average Rate	Maximum Borrowings During the Year
Emerging Markets Fund	$—	$14,431,250	61	1.39%	$50,000,000
Emerging Markets Great Consumer Fund	—	10,000,000	15	1.36%	10,000,000

*
For the year ended April 30, 2022, based on the number of days borrowings were outstanding.

Interest charged under this facility during the year ended April 30, 2022 is included in Line of credit fees on the accompanying Statements of Operations.
Funds Distributor, LLC (the “Distributor”) serves as the Distributor of each Fund. The Trust, on behalf of each Fund, has adopted plans with respect to Class A and Class C Shares that allow each Fund to pay distribution fees for marketing, distribution and sale of those share classes under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to its shareholders. Class A Shares pay a 12b-1 fee at an annual rate of 0.25% of average daily net assets. Class C Shares pay a 12b-1 fee at an annual rate of 1.00% of average daily net assets. The Distributor may use up to 0.25% for shareholder servicing of Class C Shares and up to 0.75% may be used for distribution of Class C Shares. The distributor received commissions from the sale of Class A and Class C Shares of the Funds during the year ended April 30, 2022 as follows:
	Class A	Class C
Emerging Markets Fund	$235	$—
Emerging Markets Great Consumer Fund	6,893	—
The Distributor received contingent deferred sales charges from shareholder redemptions during the year ended April 30, 2022 as follows:
Emerging Markets Fund	$27
Emerging Markets Great Consumer Fund .	1,355
For the year ended April 30, 2022, the brokerage commissions paid by each Fund to broker/dealers affiliated with the Manager on the execution of each Fund’s purchases and sales of portfolio investments were as follows:
	Name of Affiliate Broker/Dealer	Aggregate Amount of Brokerage Commissions Paid to Affiliate
Emerging Markets Fund	Mirae Asset Securities (Hong Kong) Ltd.	$9,076
Emerging Markets Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	144,402
Certain officers and Trustees of the Trust are officers of the Manager or Citi and receive no compensation from the Funds for such services.
4. Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended April 30, 2022 were as follows:
	Purchases	Sales
Emerging Markets Fund	$60,798,340	$63,651,583
Emerging Markets Great Consumer Fund	978,587,880	1,319,468,889

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2022

5. Investment Risks
Asset Allocation Risk
Each Fund’s ability to achieve its investment objective will depend, in part on the investment manager’s ability to select the best asset allocation of assets across the various developed and emerging markets. This is a risk that the manager’s evaluations and assumptions may be incorrect in view of actual market condition.
Credit Risk
The issuer of a fixed income security or the counterparty to a contract, such as swaps or other derivatives, may become unable or unwilling to meet its financial obligations. Various market participants, such as rating agencies or pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.
Concentration Risk
Concentration risk results from maintaining exposure to a limited number of issuers, industries, market sectors, countries or geographical regions. A fund that concentrates its investments will be more susceptible to risks associated with that concentration and will be more sensitive to adverse impact from credit risk relating to such issuers than a fund that is more diversified. Funds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These Funds may be more volatile than a more geographically diversified fund. The Schedules of Portfolio Investments provide information on each Fund’s holdings, including industry and/or geographical composition, as relevant.
Emerging Markets Risks
The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in great price volatility; (iii) certain national policies that may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds’ loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.
Equity Securities Risk
Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.
Fixed Income Securities Risk
Bonds tend to experience smaller fluctuations in value than equity securities. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.
Foreign Securities Risk
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risk arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Growth Investing Risk
Investments in growth-focused companies may be more volatile than other stocks or the market as a whole. Growth-focused companies may be in early stages of business development or have smaller market capitalizations causing their securities to be more sensitive to economic downturns in the broader market. The price of securities issued by growth-focused companies may be more sensitive to the companies’ current or expected earnings.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2022

Market Disruption and Geopolitical Risk
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, natural and environmental disasters, systemic market dislocations, public health crises, such as the coronavirus (“COVID-19”) outbreak, and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the value of the Fund and its investments.
The Russia military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The impact of these tensions may include significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. The United States and other countries have imposed broad-ranging economic sanctions. These, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of Russian-issued investments or investments from issuers in other countries affected by the invasion may fluctuate widely as a result of the conflict. Because the duration of the conflict and related events is unknown, these events could have a significant impact on the performance of the Funds.
6. Federal Income Tax Information
At April 30, 2022, the Funds had net capital loss carryforwards (“CLCFs”) for federal income tax purposes which are available to reduce the future capital gain distributions to shareholders.
CLCFs originating in the current tax year and not subject to expiration:
	Short Term Amount	Long-Term Amount	Total
Emerging Markets Great Consumer Fund	$161,509,743	$—	$161,509,743
Under current tax law, capital losses and net investment losses realized after October 31 and December 31, respectively, of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds’ deferred losses are as follows:
	Late Year Ordinary Loss Deferred	Total
Emerging Markets Fund	$367,070	$367,070
Emerging Markets Great Consumer Fund	3,546,108	3,546,108
As of April 30, 2022, the following reclassifications, primarily attributable to net operating losses, have been made to increase (decrease) such accounts with offsetting adjustments as indicated:
	Total Distributable Earnings/ (Accumulated Loss)	Paid in Capital
Emerging Markets Great Consumer Fund	$4,521,069	$(4,521,069)
The tax character of distributions paid to shareholders during the tax year ended April 30, 2022 were as follows:
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Emerging Markets Fund	$—	$4,038,552	$4,038,552
Emerging Markets Great Consumer Fund	40,740,902	55,037,807	95,778,709
The tax character of distributions paid to shareholders during the tax year ended April 30, 2021 were as follows:
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Emerging Markets Fund	$817,307	$—	$817,307
Emerging Markets Great Consumer Fund	3,495,957	44,932,385	48,428,342

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2022

As of April 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:
	Undistributed Long-Term Capital Gains	Late Year Ordinary Loss Deferrals	Capital Loss Carryover	Unrealized Appreciation/ (Depreciation)(a)(b)	Total Accumulated Earnings/ (Deficit)
Emerging Markets Fund	$2,887,713	$(367,070)	$—	$(8,918,571)	$(6,397,928)
Emerging Markets Great Consumer Fund	—	(3,546,108)	(161,509,743)	(136,264,661)	(301,320,512)

(a)
The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

(b)
Net of deferred capital gains tax of $(198,396) and $(3,555,913), respectively. Net of foreign currency of  $1,149 and $30,649, respectively.

At April 30, 2022, the tax cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:
	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Fund	$56,150,446	$3,776,278	$(12,497,602)	$(8,721,324)
Emerging Markets Great Consumer Fund	959,776,436	72,141,262	(204,880,660)	(132,739,398)
7. Control Ownership and Principal Holders
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of April 30, 2022, the Funds have individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), and representing ownership as follows:
Beneficial Ownership
Emerging Markets Fund	29%
Emerging Markets Great Consumer Fund	31%
8. Subsequent Events
Management evaluated subsequent events through the date these financial statements were issued and concluded no such events require recognition or disclosure.

Mirae Asset Discovery Funds
April 30, 2022

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Mirae Asset Discovery Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Mirae Asset Discovery Funds, comprising Emerging Markets Fund and Emerging Markets Great Consumer Fund (the “Funds”) as of April 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of April 30, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2017.
COHEN & COMPANY, LTD.
Cleveland, Ohio
June 29, 2022

Mirae Asset Discovery Funds
Supplemental Information (unaudited)	April 30, 2022

Additional Federal Income Tax Information
For the year ended April 30, 2022, the following Funds paid qualified dividend income for purposes of reduced individual federal tax rates of:
Amount
Emerging Markets Fund	92.26%
Emerging Markets Great Consumer Fund	30.46%
For the fiscal year ended April 30, 2022, the following Funds designated short-term capital gain distributions in the following amounts:
Amount
Emerging Markets Great Consumer Fund	$40,740,902
For the fiscal year ended April 30, 2022, the following Funds designated long-term capital gain distributions in the following amounts:
Emerging Markets Fund	$4,038,552
Emerging Markets Great Consumer Fund	55,037,807
The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on April 30, 2022 are as follows:
	Foreign Source Income	Foreign Tax Expense
Emerging Markets Fund	$0.23	$0.18
Emerging Markets Great Consumer Fund	0.20	0.06
The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2022. These shareholders will receive more detailed information along with their 2022 Form 1099-DIV.

Mirae Asset Discovery Funds
Trustees and Officers (unaudited)	April 30, 2022

Board of Trustees:
Name and Year of Birth	Position(s) with the Trusts	Term of Office and Length of Time Served	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY NOMINEE	OTHER PUBLIC COMPANY AND INVESTMENT COMPANY DIRECTORSHIPS HELD BY NOMINEE DURING THE PAST 5 YEARS
INDEPENDENT TRUSTEES
KEITH M. SCHAPPERT (1951)	Trustee, Chairman of the Board and Chairman of the Nominating and Governance Committee	Trustee (2010 to present); Chairman of the Board (January 2019 to present)	President of Schappert Consulting LLC (investment industry consulting) since 2008.	2	Director of The Commonfund (investment management); Director of Calamos Asset Management, Inc. (investment management) from August 2012 to March 2017; Director of the Angel Oak Funds Trust (investment management); Director of Metropolitan Series Fund, Inc. from August 2009 to June 2015 (investment management); Director of Met Investors Series Trust from April 2012 to June 2015 (investment management)
SUSAN OH (1963)	Trustee	January 2022 to present	Consultant/Owner, L&W Partners, LLC; (consulting) (2020 to present); Head of Institutional Business, Janus Henderson Investors (investment management) (2011 to 2017).	2	None
LAURENCE R. SMITH (1958)	Trustee and Chairman of the Audit Committee	Trustee (January 2020 to present); Chairman of the Board (January 1, 2022 to present)	Chairman, CEO, CIO and Founder, Third Wave Global Investors (investment management) (2004 to 2021).	2	Board Member, Horton Point (2017 to present) and Amplified Technology Holdings (2019 to present) (financial technology).
INTERESTED TRUSTEE
Joon Hyuk Heo, CFA (1974)	Trustee	December 2019 to present	Chief Compliance Officer of Mirae Asset Global Investments (USA) LLC since March 2022, Chief Executive Officer since December 2019, and Head of Global Fixed Income Investments since May 2011.	2	None

Mirae Asset Discovery Funds
Trustees and Officers (unaudited)	April 30, 2022

Officers:
Name and Year of Birth	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joon Hyuk Heo, CFA (1974)	President	December 2019 to present	Chief Compliance Officer of Mirae Asset Global Investments (USA) LLC since March 2022, Chief Executive Officer since December 2019, and Head of Global Fixed Income Investments since May 2011.
Robert Creamer (1984)	Secretary	March 2022 to present	Head of Sales and Marketing of Mirae Asset Global Investments (USA) LLC since February 2021, and Vice President, Institutional Sales (February 2010 to Februrary 2021)
Patrick Keniston (1964)	Chief Compliance Officer	March 2022 to present	Managing Director of Foreside Fund Officer Services, LLC (F/K/A Foreside Compliance Services, LLC) since October 2008.
Denise Lewis (1963)	Treasurer	June 16, 2022 to present	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2020 to present); Senior Group Leader, BNY Mellon (2015 to 2020).

Mirae Asset Discovery Funds
Statement Regarding Liquidity Risk Management Program Disclosure (unaudited)	April 30, 2022

The Mirae Asset Discovery Funds (the “Trust”) has implemented a liquidity risk management program (“LRMP”) pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the”1940 Act”). The LRMP is designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the LRMP and has appointed Mirae Asset Global Investments (USA) LLC to administer the LRMP (the “Program Administrator”), subject to the oversight of the Board. The Program Administrator may engage third parties to perform certain functions under the LRMP.
Under 22e-4 of the1940 Act (the “Liquidity Rule”), the Board is required to review on an annual basis a written report prepared by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness, including any material changes to the LRMP. On November 30, 2021, the Program Administrator provided the Board with its annual report on the LRMP (the “Annual LRMP Report”). The Annual LRMP Report, which covered the period from November 1, 2020 through October 31, 2021 (the “Review Period”), reviewed each Fund’s: (1) investment strategy and the liquidity of its portfolio investments, (2) short-term and long-term cash flow projections, (3) holdings of cash and cash equivalents, and (4) borrowing arrangements and other funding sources. The Annual LRMP Report also reviewed other components of the LRMP, as required under the Liquidity Rule, including, the classification of portfolio investments into one of four liquidity categories, the 15% limit on Funds’ acquisition of illiquid investments, and highly liquid investment minimum requirements. Based on its assessment of the LRMP, the Program Administrator determined that each Fund had operated as a “primarily highly liquid fund” with at least 50% of the Fund’s net assets represented by highly liquid investments, and therefore declined to recommend a “highly liquid investment minimum” for any Fund. The Annual LRMP Report also highlighted that during the Review Period, no Fund exceeded the 15% limit on illiquid investments and that the controls in place surrounding the monthly review of portfolio holdings for the Funds mitigate the threat of breaching this regulatory requirement. In addition, the Annual LRMP Report highlighted that during the Review Period the Reasonably Anticipated Trade Size was adjusted from 100% to 15% to more accurately reflect the liquidity status of the Funds.
As reflected in the Annual LRMP Report, the Program Administrator had determined that the LRMP had been appropriately designed, implemented, and is effectively operating to assess and manage the Funds’ liquidity risk in compliance with the Liquidity Rule, and that no changes were being recommended to the LRMP.

Mirae Asset Discovery Funds

To Make Investments
Regular Mail:
Mirae Asset Discovery Funds
P.O. Box 183165
Columbus, Ohio 43218-3165

Express, Registered or
Certified Mail:
Mirae Asset Discovery Funds
4249 Easton Way, Ste. 400
Columbus, Ohio 43219
Phone Number:
1-888-335-3417

This report is submitted for the general information of the shareholders of the Mirae Asset Discovery Funds (the “Trust”). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit www.miraeasset.com.
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-335-3417; and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how each Fund (or the Funds) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-888-335-3417, and on the Trust’s website at http://investments.miraeasset.us.
The Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Funds in this report are available, free of charge, on the Commission’s website at sec.gov.
Mirae Asset Discovery Funds are distributed by Funds Distributor, LLC.
4/22

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13 (a)(1).

(b) During the period covered by the report, with respect to the Registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Enrique R. Arzac, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Arzac was appointed to the board effective 2010.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended April 30, 2021 and April 30, 2022, the aggregate fees billed by Cohen & Company, Ltd. for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the tables below.

(a)	Audit Fees:

2021	$25,000
2022	$26,000

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

2021	$0
2022	$0

(c)	Tax Fees:

2021	$7,000
2022	$7,000

Represents the aggregate tax fee billed for professional services rendered by Cohen & Company Ltd. for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant. Tax fees for 2021 and 2022 are for recurring fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(d)	All Other Fees:

2021	$0
2022	$0

For the fiscal years ended April 30, 2021 and April 30, 2022, there were no fees billed for professional services rendered by Cohen & Company Ltd. to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1)	Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Mirae Asset Discovery Funds’ Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

(f)	Not applicable.

(g)	For the fiscal years ended April 30, 2021 and April 30, 2022, the aggregate non-audit fees billed by Cohen & Company Ltd. for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0, respectively.

(h)	Not applicable.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mirae Asset Discovery Funds

By (Signature and Title)	/s/ Joon Hyuk Heo
Joon Hyuk Heo, President and Principal Executive Officer

Date	6/28/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joon Hyuk Heo
Joon Hyuk Heo, President and Principal Executive Officer

Date	6/28/2022

By (Signature and Title)	/s/ Denise Lewis
Denise Lewis, Treasurer and Principal Financial and Accounting Officer

Date	6/28/2022